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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    Form 8-K

                                 Current Report

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report:  May 10, 1995           Commission file number:  0-16214
                                                                 -------


                           ALBANY INTERNATIONAL CORP.
                           --------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                                     14-0462060
- -------------------------------              ----------------------------
(State or other jurisdiction of              (IRS Employer Identification
incorporation or organization)                        Number)

1373 Broadway, Albany, New York                          12204
- ----------------------------------------      ---------------------------
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:   518-445-2200
                                                      ------------




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                                      EXHIBITS


10(i)(i)  -    Amended and Restated Credit Agreement, dated as of March 31,
               1995, among the Registrant, certain banks listed therein, and Morgan Guaranty Trust Company of New York, as Agent.



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                                      SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.














                                        ALBANY INTERNATIONAL CORP.
                                        --------------------------
                                              (Registrant)



Date:  May 10, 1995



                                   by /s/ Michael C. Nahl
                                      -------------------
                                      Michael C. Nahl
                                      Sr. Vice President and
                                      Chief Financial Officer